SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND SUMMARY PROSPECTUSES

DWS Government Cash Management Fund
DWS Government Cash Reserves Fund Institutional
DWS Government Money Market Series
Cash Account Trust – DWS Government & Agency Securities Portfolio
DWS Government Cash Institutional Shares
Government Cash Managed Shares
Investors Cash Trust – DWS Treasury Portfolio
Capital Shares
Institutional Shares
Effective on or about December 15, 2020, investors will no longer be able to make purchases or redemptions through the liquidity.dws.com/global/index.jsp website and any disclosure or reference in the fund’s prospectus relating to the ability to buy and sell shares on the liquidity.dws.com/global/index.jsp website is hereby deleted.
Please Retain This Supplement for Future Reference
December 14, 2020
PROSTKR20-58